UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2021

D8 HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39384	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Unit 1008, 10/F Champion Tower

3 Garden Road, Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 3973 5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	DEH.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001	DEH	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	DEH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in the Current Report on Form 8-K filed by D8 Holdings Corp. (the “Company” or “D8 Holdings”), a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing Date (as defined below)), with the Securities and Exchange Commission (the “SEC”) on April 15, 2021 (the “Announcement 8-K”), the Company, entered into an agreement and plan of merger, dated April 15, 2021, by and among the Company, Snowball Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), Vicarious Surgical Inc. (“Vicarious Surgical”), and Adam Sachs, in his capacity as the stockholder representative (as it may be amended and/or restated from time to time, the “Merger Agreement”). The Merger Agreement provides that Merger Sub will merge with and into Vicarious Surgical, with Vicarious Surgical being the surviving corporation of the merger. The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.” In connection with the proposed Business Combination between D8 Holdings and Vicarious Surgical, D8 Holdings filed a registration statement on Form S-4 (File No. 333-257055) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On August 9, 2021, the Registration Statement was declared effective by the SEC and on August 12, 2021, D8 Holdings filed a Definitive Proxy Statement/Prospectus relating to its special meeting scheduled to be held on September 15, 2021 (the “Definitive Proxy Statement/Prospectus”), to among other things, obtain the approvals required to consummate the Business Combination.

Since the initial filing of the Registration Statement, purported shareholders of D8 Holdings have sent demand letters in connection with the Business Combination (the “Demand Letters”).

D8 Holdings is including in this Current Report on Form 8-K certain supplemental disclosures regarding the Business Combination. D8 Holdings and D8 Holding’s board of directors believe that the allegations and claims asserted in the Demand Letters lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters delaying or otherwise adversely affecting the Business Combination and to minimize the costs, risks, and uncertainties inherent in defending the claims, D8 Holdings hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus, as set forth in this Current Report on Form 8-K. D8 Holdings and the members of its board of directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety and is available free of charge on the Internet site maintained by the SEC at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. New text is underlined, and deleted text is stricken through.

The disclosure on page 113 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding a new sentence at the end of the fifth paragraph as follows:

“UBS did not provide a formal report, opinion, or appraisal of Vicarious Surgical, as UBS’s services were limited to a consulting role.”

The disclosure on page 113 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding a new sentence at the end of the sixth paragraph as follows:

“Subsequently, Dr. Ho agreed to join the post-company board as a director.”

The disclosure on page 115 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding the following at the end of the third paragraph as follows:

“Upon, and subject to, Closing of the Business Combination, CS will receive a customary fee consistent with market practice for its services as placement agent. CS also acted as capital markets advisor to Vicarious Surgical to help it review its strategic alternatives, including a combination with a special purpose acquisition company. Vicarious Surgical has agreed to pay CS a customary fee consistent with market practice in connection with its services as capital markets advisor.”

The disclosure on page 116 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding a new paragraph after the seventh full paragraph as follows:

On August 26, 2021, D8 engaged ICBC International Securities Limited (“ICBCI”) to act as placement agent in connection with the expansion of the PIPE. ICBCI will receive a customary fee consistent with market practice for its service as placement agent.”

The disclosure on page 126 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amended and restating the table set forth under the text “Below is a summary of the comparable companies analysis used as a basis to determine valuation” to include footnotes (4), through (9) to as follows:

“Below is a summary of the comparable companies analysis used as a basis to determine valuation.

	Vicarious Surgical		Intuitive Surgical		High-Growth Med-Tech(1)		Disruptive Technologies(2)
Enterprise Value/2024E Revenue	8.4	x	12.1	x	10.2	x(4)	16.3	x(6)
Enterprise Value/2025E Revenue	3.1	x	11.1	x	10.4	x(3)(5)	13.5	x(7)
2023E to 2025E Revenue CAGR	>300%		11.9%		23.1	%(3)(8)	22.0	%(9)

(1)	The companies included in this category are Eargo, Inc., Pulmonx Corp., Inari Medical, Inc., Nano-X Imaging Ltd, Silk Road Medical, Inc., Inspire and Outset Medical, Inc.
(2)	The Companies included in this category are 10x Genomics, Inc., Berkeley Lights, AbCellera Biologics Inc., Adaptive Biotechnologies Corp., American Well Corporation, Guardant Health, Inc. and Teladoc Health, Inc.
(3)	Excludes Silk Road Medical, Inc. and Nano-X Imaging Ltd due to lack of projected 2025E Sales by research analysts.
(4)	Enterprise Value/2024E Revenue for individual comparable companies identified above were as follows: Eargo, Inc.: 10.0x, Pulmonx Corp.: 12.1x, Inari Medical, Inc.: 14.2x, Nano-X Imaging Ltd: 2.9x, Silk Road Medical, Inc.: 8.1x, Inspire: 16.4x and Outset Medical, Inc.: 7.5x.
(5)	Enterprise Value/2025 Revenue for individual comparable companies identified above were as follows: Eargo, Inc.: 7.7x, Pulmonx Corp.: 10.0x, Inari Medical, Inc.: 12.2x, Inspire: 16.5x and Outset Medical, Inc.: 5.5x.
(6)	Enterprise Value/2024E Revenue for individual comparable companies identified above were as follows: 10x Genomics, Inc.: 20.5x, Berkeley Lights: 15.5x, AbCellera Biologics Inc.: 30.5x, Adaptive Biotechnologies Corp.: 14.5x, American Well Corporation: 6.2x, Guardant Health, Inc.: 19.2x and Teladoc Health, Inc.: 8.0x.
(7)	Enterprise Value/2025 Revenue for individual comparable companies identified above were as follows: 10x Genomics, Inc.: 16.7x, Berkeley Lights: 12.1x, AbCellera Biologics Inc.: 27.8x, Adaptive Biotechnologies Corp.: 11.1x, American Well Corporation: 4.7x, Guardant Health, Inc.: 16.0x and Teladoc Health, Inc.: 5.9x
(8)	2023E to 2025E Revenue CAGR for individual comparable companies identified above were as follows: Eargo, Inc.: 30.6%, Pulmonx Corp.: 20.4%, Inari Medical, Inc.:16.4%, Inspire: 7.6% and Outset Medical, Inc.: 40.7%.
(9)	2023E to 2025E Revenue CAGR Enterprise Value/2025 Revenue for individual comparable companies identified above were as follows: 10x Genomics, Inc.: 24.1%, Berkeley Lights: 26.3%, AbCellera Biologics Inc.: (8.4%), Adaptive Biotechnologies Corp.: 26.6%, American Well Corporation: 32.5%, Guardant Health, Inc.: 21.0% and Teladoc Health, Inc.: 32.0%.

Source: Company Filings, FACTSET as of 4/13/2021

Note: EV/Revenue for High-Growth Medtech and Disruptive Technologies refer to simple averages.”

- END OF SUPPLEMENT TO PROXY STATEMENT –

Additional Information About the Business Combination and Where to Find It

The proposed Business Combination has been submitted to shareholders of D8 Holdings for their consideration. D8 Holdings has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a definitive proxy statement that was distributed to D8 Holdings’ shareholders in connection with D8 Holdings’ solicitation for proxies for the vote by D8 Holdings’ shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed Business Combination. The Registration Statement was declared effective on August 9, 2021 and D8 Holdings mailed the definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. D8 Holdings’ shareholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with D8 Holdings’ solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents contain important information about D8 Holdings, Vicarious Surgical and the proposed Business Combination. Shareholders may also obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by D8 Holdings, without charge, at the SEC’s website located at www.sec.gov or by directing a request to D8 Holdings, at Unit 1008, 10/F, Champion Tower, 3 Garden Road, Central, Hong Kong.

Participants in the Solicitation

D8 Holdings, Vicarious Surgical and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from D8 Holdings’ shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of D8 Holdings’ shareholders in connection with the proposed Business Combination is set forth in the Registration Statement and the definitive proxy statement/prospectus. You can find more information about D8 Holdings’ directors and executive officers in D8 Holdings’ Annual Report on Form 10-K/A, filed with the SEC on May 24, 2021 (the “Annual Report”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Registration Statement and the definitive proxy statement/prospectus and other relevant documents filed with the SEC. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s and Vicarious Surgical’s expectations with respect to the completion and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Vicarious Surgical’s and D8 Holdings’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Vicarious Surgical and D8 Holdings. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the shareholders of D8 Holdings or Vicarious Surgical is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Vicarious Surgical; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Vicarious Surgical’s ability to manage future growth; Vicarious Surgical’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Vicarious Surgical’s future business; the ability of D8 Holdings or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in D8 Holdings’ Annual Report under the heading “Risk Factors,” and other documents of D8 Holdings filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Vicarious Surgical nor D8 Holdings presently know or that Vicarious Surgical and D8 Holdings currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Vicarious Surgical’s and D8 Holdings’ expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Vicarious Surgical and D8 Holdings anticipate that subsequent events and developments will cause Vicarious Surgical’s and D8 Holdings’ assessments to change. However, while Vicarious Surgical and D8 Holdings may elect to update these forward-looking statements at some point in the future, Vicarious Surgical and D8 Holdings specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Vicarious Surgical’s and D8 Holdings’ assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D8 HOLDINGS CORP.

By:	/s/ David Chu
Name:	David Chu
Title:	Chief Executive Officer

Date: September 14, 2021